Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2023
Property and equipment, net
Summary of property and equipment, net

The following is a summary of property and equipment, net (in thousands):

	As of December 31,
	2022	2023
	RMB	RMB
Electronic equipment	16,391	18,084
Office equipment and furniture	7,559	7,686
Leasehold improvements	14,021	19,384
Total	37,971	45,154
Less: Accumulated depreciation	(30,681)	(34,305)
Net book value	7,290	10,849